EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is dated as of November 11, 2010, (the “Effective Date”) by and among COLE TAYLOR BANK (the “Lender”) and CLARK HOLDINGS INC., THE CLARK GROUP, INC., CLARK DISTRIBUTION SYSTEMS, INC., HIGHWAY DISTRIBUTIONS SYSTEMS, INC., CLARK WORLDWIDE TRANSPORTATION, INC., and EVERGREEN EXPRESS LINES, INC. (collectively, the “Borrowers”).

WITNESSETH:

WHEREAS, the Borrowers and the Lender entered into that certain Credit and Security Agreement dated as of March 5, 2010, as amended by that certain First Amendment to Credit and Security Agreement dated as of May 17, 2010, by and among Borrowers and Lender (collectively, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lender agree to amend the Credit Agreement, and the Lender has agreed to amend the Credit Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

2.           The Borrowers acknowledge and agree that effectiveness of this Amendment is conditioned on:  (a) the payment of the amendment fee of Twenty Thousand and No/100 Dollars ($20,000.00); (b) the delivery of a fully-executed original of this Amendment; and, (c) the delivery of such other documents or instruments as the Lender and its counsel may reasonably request, each in form and substance satisfactory to the Lender and its counsel.

3.           The Credit and Security Agreement is amended by deleting Section 12.02 entitled “Fixed Charge Coverage” and substituting the following in lieu thereof:

“12.02  Fixed Charge Coverage.

Borrowers shall not permit Fixed Charge Coverage as of each date set forth below to be less than the corresponding ratio for such date set forth below:

EXHIBIT 10.1

Date	Ratio

(a) for the nine (9) week fiscal period ending March 5, 2011 and each fiscal period ending thereafter on a cumulative year to date basis through February 4, 2012.	1.05 to 1.0

(b) from and after February 4, 2012, for each fiscal period end on a rolling twelve (12) month basis	1.05 to 1.0	”

4.           The Credit and Security Agreement is amended by deleting Section 12.03 entitled “EBITDA” and substituting the following in lieu thereof:

“12.03  EBITDA.

Borrowers shall not permit EBITDA to be less than the amount set forth below for the corresponding period set forth below:

Time Period	Minimum Cumulative EBITDA
thirty-five (35) week period ending September 4, 2010	$	<4,505,000.00>
thirty-nine (39) week period ending October 2, 2010	$	<4,505,000.00>
forty-four (44) week period week period ending November 6, 2010	$	<4,505,000.00>
forty-eight (48) week period ending December 4, 2010	$	<4,505,000.00>
fifty-two (52) week period ending January 1, 2011	$	<4,505,000.00>
fifty-six (56) week period ending February 5, 2011	$	<4,505,000.00>	”

5.           The Borrowers hereby acknowledge that prior to giving effect to this Amendment, the Borrowers are in default under Sections 12.03 and 13.01(b) of the Credit Agreement.  The Lender hereby waives the Event of Default under Sections 12.03 and 13.01(b) through and including the Effective Date, but the Lender expressly reserves its rights and remedies with respect to any other default or Event of Default, including, without limitation, any default or Event of Default with respect to Section 12.03 of the Credit Agreement arising after the Effective Date.  The Borrowers hereby acknowledge and agree that the execution and delivery of this Amendment has not established any course of dealing between the Borrowers and the Lender or any obligation of the Lender with respect to any future restructuring or modification of the Credit Agreement or the exercise of the Lender’s rights and remedies thereunder.

EXHIBIT 10.1

6.           Each of the Borrowers hereby restates, ratifies, and reaffirms each and every term, condition, representation and warranty heretofore made by it under or in connection with the execution and delivery of the Credit Agreement as amended hereby and the other Loan Documents (which shall include all documents executed in connection with this Amendment) as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment and the Loan Documents.

7.           As amended hereby, the Credit Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Lender.

8.           The Borrowers agree to pay on demand all costs and expenses of the Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Lender.

9.           The Borrowers agree to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

10.         This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

11.         This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

12.         This Amendment shall be governed by, and construed in accordance with, Section 15.03 of the Credit Agreement.

IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

CLARK HOLDINGS INC.,
a Delaware Corporation

By:

Name: Kevan D. Bloomgren

Title: CFO

EXHIBIT 10.1

THE CLARK GROUP, INC.,
a Delaware Corporation

By:

Name: Stephen M. Spritzer

Title: Vice President and Treasurer

CLARK DISTRIBUTION SYSTEMS, INC.,
a Delaware Corporation

By:

Name: Stephen M. Spritzer

Title: Vice President and Treasurer

HIGHWAY DISTRIBUTION SYSTEMS, INC.,
a Delaware Corporation

By:

Name: Stephen M. Spritzer

Title: Vice President and Treasurer

CLARK WORLDWIDE TRANSPORTATION, INC.,
a Pennsylvania Corporation

By:

Name: Stephen M. Spritzer

Title: Vice President and Treasurer

EXHIBIT 10.1

EVERGREEN EXPRESS LINES, INC.,
a Pennsylvania Corporation

By:

Name: Stephen M. Spritzer

Title: Vice President and Treasurer

LENDER:

COLE TAYLOR BANK,
an Illinois banking corporation

By:

Name: Donald A. Tomlinson

Title: SVP